UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22410

T. Rowe Price Real Assets Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Real Assets Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Real assets stocks posted solid overall gains for the year ended December 31, 2012, due largely to strength in the second half of the year. Investor sentiment improved markedly in the closing six months of the year amid signs of stabilization in the eurozone, resilient economic growth in the U.S., and incremental improvements in China and other key emerging markets. Accommodative monetary policies from many of the world’s central banks further supported investor appetite for equities.

As shown in the Performance Comparison table, the Real Assets Fund gained 9.32% and 11.35% for the 6- and 12-month periods ended December 31, 2012, respectively. The fund modestly outpaced its blended benchmark for the six-month period and performed in line with it for the year. The fund trailed the MSCI All Country World Index over both periods. Our global real estate, U.S. real estate, and global infrastructure shares recorded strong double-digit gains for the year. Natural resources and industrial metals generated more modest gains, while our precious metals shares declined slightly.

MARKET ENVIRONMENT

Buoyed by positive economic and political developments, investor sentiment was decidedly upbeat through the first three months of 2012. The U.S. economic recovery was progressing nicely amid unexpected strength in manufacturing and employment, the European Central Bank’s two long-term refinancing operations signaled progress on the eurozone debt crisis, and China’s economy seemed to be cooling in an orderly manner to more sustainable growth rates. Risk aversion returned in the spring, however, as signs of a weakening global economy sapped investor confidence. Much of Europe was mired in recession, and election results in Greece and France revealed widespread discontent over fiscal austerity measures. Mixed economic data in the U.S., including persistently high unemployment, indicated that the previously resilient recovery was starting to falter, and the Chinese economic slowdown was sharper than expected.

Investor sentiment recovered over the summer as central banks around the world took action to stimulate economic growth and suppress interest rates. In July, the European Central Bank pledged to do “whatever it takes” to save the euro, following up in September with a plan to purchase short-term government debt from troubled eurozone members. Key emerging markets—including China, South Africa, and Brazil—cut interest rates, and the U.S. Federal Reserve announced a third round of quantitative easing, bolstering demand for riskier assets. Optimism persisted over the year’s closing months amid stabilization in the eurozone, a continuation of accommodative monetary policies from the world’s central banks, and incremental improvements in key emerging economies.

Global real estate securities turned in exceptional performance for the year and outpaced the broader equity markets by a wide margin. U.S. real estate also posted good annual gains due largely to strength in the opening half of the year, with more subdued returns over the second half. Global infrastructure and utilities shares generated strong gains in the second half of 2012 but trailed the broader market for the year. Commodities investments typically struggle to outperform the broader equity markets in times of tepid economic growth. This was particularly true over the first half of the year, with natural resources and industrial metals stocks losing ground amid signs of weakening global growth. They surged higher in the third quarter as investors grew more optimistic, however, and posted modest gains for the year. Precious metals stocks declined sharply.

PORTFOLIO REVIEW

Our U.S. and global real estate portfolios generated the fund’s biggest absolute gains for the year, and both outperformed their underlying benchmarks. Global real estate was the fund’s strongest sector, with returns outside the U.S. significantly outpacing domestic real estate. Simon Property Group, the fund’s largest real estate holding, delivered solid results once again and outpaced the broader U.S. equity markets. Regional malls, including General Growth Properties, performed quite well. With many prior distractions resolved, the management team at GGP appears well positioned to focus on improving the company’s operating fundamentals, which should help drive stock performance. Prologis was another solid holding as the improving U.S. economy contributed to higher demand for industrial properties. We currently have a neutral position in real estate relative to our benchmark. Although we remain somewhat concerned about rich valuations relative to other equities, underlying fundamentals look solid. We expect continued demand growth against a backdrop of subdued supply and low interest rates, and we believe that investors will remain attracted to the sector in light of its attractive yields and appreciation potential. (Please refer to our portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Global infrastructure and utilities shares also generated good gains for the fund, and our portfolio significantly outpaced its underlying benchmark. Telecommunications tower operators Crown Castle International and Sarana Menara Nusantara benefited from surging demand for ever-higher data capacity to support smartphone technology. U.S.-based Sempra Energy—which operates natural gas-fueled power plants, pipelines, and storage facilities—also performed well due to a strong regulatory environment, superior asset base, and favorable pricing for natural gas.

Our natural resources stocks posted modest gains but underperformed their underlying benchmark. Coal stocks, including Arch Coal and Peabody Energy, once again ranked among the fund’s biggest detractors. We eliminated our position in Arch and reduced our exposure to Peabody. Not only did these companies acquire too much financial leverage by executing ill-timed, top-of-the-market acquisitions, but a record-warm 2012 in the U.S. put thermal coal on its heels just as competing natural gas prices declined to new lows. The fund’s chemical stocks produced double-digit gains for the year. Chemical producer LyondellBasell Industries was a standout contributor, with inexpensive ethane feedstock in its U.S. operations providing a significant cost advantage over many of its international peers. Forest products companies Weyerhaeuser and Louisiana Pacific were exceptionally strong amid signs of improvement in the U.S. housing market. North American oil and gas exploration and production stocks were disappointing due to weak natural gas pricing and company-specific challenges in some of our holdings. Late in the year, Newfield Exploration acknowledged declining production in its non-core Asian business, while Bill Barrett launched a search for a new chief executive officer after years of outspending its cash flow and watching its share price fall.

Metals shares were the fund’s weakest performers for the year. Industrial metals performed somewhat better than precious metals as a late-year rally—due largely to improvement in Chinese demand—helped to offset losses in the first half of the year. BHP Billiton and Rio Tinto were significant beneficiaries as Chinese purchases produced a sharp rise in iron ore prices. Precious metals were among our weaker performers for the year. Although gold prices held up fairly well, several gold stocks weighed on returns, including Barrick Gold, Newmont Mining, and Anglo American. Eastern Platinum fell sharply in the first half of the year due to declining platinum prices and unrest in South Africa, which has proven to be one of the toughest operating environments in the world due to water and electricity restrictions, as well as a restive labor market. Franco-Nevada, which generates revenues primarily from royalties rather than mining operations, was one of the few bright spots in the sector.

We were underweight natural resources and metals stocks for much of the year due to concerns about global growth, future supply/demand issues, and weaker demand from Europe and China. We increased our exposure later in the year, however, based on our view that heightened liquidity in the global economy would help these assets. Signs of economic stabilization and inventory restocking in China—a voracious consumer of commodities—also provided some near-term support to commodities pricing.

OUTLOOK

We expect moderate economic improvement in most of the world’s major markets, though significant risks remain. U.S. growth expectations remain modest amid weak capital spending and labor market conditions. Last-minute legislation averted a fiscal cliff disaster, but a long-term resolution to deficit reduction issues has yet to be found, and a debt ceiling battle looms over the near term. Outside the U.S., much of Europe is mired in recession, and the potential for weaker growth in key emerging markets such as China, Brazil, and India may lead to renewed caution on the part of investors.

There are reasons for optimism, however. U.S. economic data are showing incremental improvements in employment, housing, and retail spending. Corporate balance sheets and earnings remain strong even as earnings growth decelerates. Against a backdrop of diminishing productivity gains, companies may increase employment and investment to meet incrementally rising demand, while the potential for lower energy prices should provide further support. Equity valuations are attractive relative to historical levels, and stocks offer dividend yields that, in many cases, are competitive with bond yields. European policymakers appear to have stabilized the Continent’s debt crisis. Although a cure remains elusive as we await substantive progress on the long-term fiscal problems plaguing many European countries, the danger of a disorderly breakup of the eurozone has receded substantially. Although economic growth in emerging markets appears to be slowing, it remains robust. We believe that the worst of China’s economic slowdown has passed, and we are starting to see better numbers as the country charts a path toward more sustainable growth rates.

Our near-term outlook for real assets stocks remains cautious. Many of the underlying assets in which we invest—natural resources, metals, energy—tend to perform better in more robust growth environments. The supply/demand relationship is also not favorable for many sectors due to growing supplies and modest global economic growth. The environment in China is particularly troublesome as the country slows to more sustainable growth rates and transitions from a manufacturing- and export-based economy to one that is more focused on domestic consumer demand. While commodity prices have been volatile, overall inflation has been contained at comfortable levels. Many traditional sources of inflation—like wages, import prices, and commodity prices—are not significant concerns at present. Over the long term, however, we believe that expansive monetary policies coupled with an eventual return to global economic growth will add to inflationary pressures and, as a result, heighten interest in real assets stocks.

Although market volatility has ebbed from its high level at midyear, economic and political uncertainties persist in the U.S. and abroad and are likely to be a continued source of market volatility. In an uneven economic environment, the identification of attractive long-term investment opportunities will depend on strong fundamental research, disciplined security selection, and careful attention to risk. These attributes form the core of our investment approach, and we believe they will continue to add value for shareholders over the long term.

Respectfully submitted,

Wyatt A. Lee
Portfolio manager and chairman of the fund’s Investment Advisory Committee

January 31, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing its investment program.

RISKS OF STOCK INVESTING

The fund’s share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The rate of earnings growth of natural resources companies may be irregular since these companies are strongly affected by natural forces, global economic cycles, and international politics. For example, stock prices of energy companies can fall sharply when oil prices decrease.

GLOSSARY

Combined index portfolio: An unmanaged stock portfolio consisting of 25% global natural resources (65% MSCI All Country World Index Energy and 35% MSCI All Country World Index Materials), 20% U.S. real estate (Wilshire U.S. Real Estate Securities Index), 20% global real estate (FTSE EPRA/NAREIT Developed Index), 25% global metals and mining (MSCI All Country World Index Metals & Mining), 5% precious metals (80% MSCI All Country World Index Gold IMI, 20% MSCI All Country World Index Precious Metals & Minerals IMI), and 5% infrastructure (UBS World Infrastructure & Utilities Index).

  MSCI All Country World Index Metals & Mining: An index that tracks the performance of metals and mining companies.

  MSCI All Country World Index Gold IMI: An index that tracks the performance of companies engaged in the exploration and production of gold.

  MSCI All Country World Index Energy: An index that tracks the performance of companies engaged in the exploration and production of energy commodities.

  MSCI All Country World Index Materials: An index that tracks the performance of companies engaged in the exploration and production of basic materials.

  MSCI All Country World Index Precious Metals & Minerals IMI: An index that tracks the performance of companies engaged in the exploration and production of precious metals and minerals.

  Wilshire U.S. Real Estate Securities Index: An index that tracks the performance of publicly traded U.S. real estate securities.

  FTSE EPRA/NAREIT Developed Index: An index that tracks the performance of developed market real estate securities.

  UBS World Infrastructure & Utilities Index: An index that tracks the performance of globally listed infrastructure and utilities stocks.

MSCI All Country World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/12
BHP Billiton (Australia)	3.3%
Simon Property Group	3.1
Rio Tinto	1.8
BHP Billiton (United Kingdom)	1.7
Public Storage	1.5
AvalonBay Communities	1.5
Barrick Gold	1.4
Equity Residential	1.3
Prologis	1.3
Vale	1.2
Macerich Company	1.1
Goldcorp	1.1
Eldorado Gold (all holdings)	1.1
Anglo American	1.1
General Growth Properties	1.1
Vornado Realty Trust	1.0
Federal Realty Investment Trust	1.0
SL Green Realty	1.0
Freeport-McMoRan Copper & Gold	1.0
Schlumberger	0.9
Boston Properties	0.9
Newmont Mining	0.9
Fresnillo	0.9
Franco-Nevada	0.9
Xstrata	0.8
Total	32.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 12/31/12	12/31/11	7/28/10 Through 12/31/10
NET ASSET VALUE			
Beginning of period	$ 10.26	$ 12.12	$ 10.00
Investment activities			
Net investment income[(1)]	0.16	0.14	0.12
Net realized and unrealized gain (loss)	1.00	(1.80)	2.09
Total from investment activities	1.16	(1.66)	2.21
Distributions			
Net investment income	(0.16)	(0.12)	(0.06)
Net realized gain	(0.11)	(0.07)	(0.03)
Tax return of capital	(0.03)	(0.01)	–
Total distributions	(0.30)	(0.20)	(0.09)
NET ASSET VALUE			
End of period	**$ 11.12**	**$ 10.26**	**$ 12.12**

Ratios/Supplemental Data

Total return[(2)]	**11.35%**	**(13.61)%**	**22.14%**
Ratio of total expenses to average net assets	0.86%	0.85%	0.79%[(3)]
Ratio of net investment income to average net assets	1.45%	1.19%	1.80%[(3)]
Portfolio turnover rate	41.4%	30.0%	12.5%
Net assets, end of period (in millions)	$ 2,910	$ 2,382	$ 1,573

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/$ Par	Value
COMMON STOCKS 96.5%		
CONSUMER DISCRETIONARY 1.1%		
Cable/Satellite 0.0%		
Eutelsat (EUR)	29,513	980
		980
Hotels, Resorts, & Cruise Lines 1.1%		
Marriott, Class A	345,800	12,888
Shangri-La Asia (HKD)	2,213,833	4,461
Starwood Hotels & Resorts Worldwide	262,700	15,068
		32,417
Total Consumer Discretionary		33,397
CONSUMER STAPLES 0.3%		
Agricultural Products 0.3%		
Archer-Daniels-Midland	279,600	7,658
Total Consumer Staples		7,658
ENERGY 15.1%		
Coal & Consumable Fuels 0.6%		
CONSOL Energy	349,400	11,216
Peabody Energy	222,900	5,931
		17,147
Integrated Oil & Gas 3.1%		
BG Group (GBP)	678,702	11,381
Chevron	127,400	13,777
Eni (EUR)	463,094	11,424
ExxonMobil	145,200	12,567
Hess	208,900	11,063
Murphy Oil	195,800	11,660
Origin Energy (AUD)	173,351	2,121
Petrobras, ADR	494,900	9,552

Royal Dutch Shell, ADR	103,300	7,123
		90,668
Oil & Gas Drilling 0.8%		
Diamond Offshore Drilling	104,258	7,085
Ensco, Class A	139,800	8,287
Noble	262,400	9,137
		24,509
Oil & Gas Equipment & Services 3.6%		
Baker Hughes	220,300	8,997
Cameron International (1)	256,400	14,476
FMC Technologies (1)	312,300	13,376
Forum Energy Technologies (1)	156,700	3,878
Halliburton	208,100	7,219
Saipem (EUR)	63,678	2,471
Schlumberger	394,788	27,355
Subsea 7 (NOK)	398,387	9,528
Tenaris, ADR	315,000	13,205
Trican Well Service (CAD)	439,000	5,790
		106,295
Oil & Gas Exploration & Production 5.3%		
Anadarko Petroleum	70,800	5,261
Apache	124,500	9,773
Bill Barrett (1)	192,300	3,421
Cabot Oil & Gas	62,500	3,109
Cimarex Energy	134,000	7,736
Cobalt International Energy (1)	231,300	5,681
Concho Resources (1)	68,700	5,534
Devon Energy	98,500	5,126
EOG Resources	50,500	6,100
EQT	151,800	8,953
Laredo Petroleum Holdings (1)	142,500	2,588
Matador Resources (1)	228,400	1,873

Newfield Exploration (1)	251,600	6,738
Novatek, GDR	46,729	5,629
Ophir Energy (GBP) (1)	558,208	4,650
PDC Energy (1)	101,078	3,357
Pioneer Natural Resources	42,200	4,498
QEP Resources	238,982	7,234
Range Resources	190,400	11,963
Salamander Energy (GBP) (1)	1,209,926	3,686
Santos (AUD)	197,627	2,315
SM Energy	164,000	8,562
Southwestern Energy (1)	382,700	12,786
Tullow Oil (GBP)	514,124	10,470
WPX Energy (1)	409,633	6,095
		153,138
Oil & Gas Refining & Marketing 0.6%		
Marathon Petroleum	58,400	3,679
Phillips 66	100,300	5,326
Valero Energy	220,400	7,520
		16,525
Oil & Gas Storage & Transportation 1.1%		
Enbridge (CAD)	111,400	4,818
Spectra Energy	479,200	13,121
Williams Companies	428,500	14,029
		31,968
Total Energy		440,250
FINANCIALS 37.2%		
Diversified Real Estate Activities 2.9%		
Hang Lung Properties (HKD)	3,466,000	13,897
Kerry Properties (HKD)	1,384,500	7,222
Mitsubishi Estate (JPY)	887,000	21,205

Mitsui Fudosan (JPY)	671,000	16,393
Sun Hung Kai Properties (HKD)	1,198,000	18,144
Wharf Holdings (HKD)	1,055,700	8,360
		85,221
Diversified Real Estate Investment Trusts (REITs) 2.4%		
Canadian Real Estate Investment Trust, REIT (CAD)	160,600	7,001
Gecina, REIT (EUR)	50,930	5,684
GPT Group, REIT (AUD)	969,185	3,745
PS Business Parks, REIT	86,900	5,647
Shaftesbury, REIT (GBP)	901,066	8,390
Stockland, REIT (AUD)	2,259,548	8,330
Vornado Realty Trust, REIT	381,500	30,551
		69,348
Industrial Real Estate Investment Trusts (REITs) 2.3%		
DCT Industrial Trust, REIT	1,228,500	7,973
EastGroup Properties, REIT	125,400	6,748
GLP J- REIT, REIT (JPY) (1)	3,866	2,954
Mapletree Industrial Trust, REIT (SGD)	8,488,518	9,486
Prologis, REIT	1,035,682	37,792
Terreno Realty, REIT	113,100	1,746
		66,699
Office Real Estate Investment Trusts (REITs) 5.2%		
Alexandria Real Estate, REIT	153,000	10,606
BioMed Realty Trust, REIT	676,400	13,075
Boston Properties, REIT	257,700	27,267
Brookfield Canada Office Properties, REIT (CAD)	221,300	6,512
CapitaCommercial Trust, REIT (SGD)	2,075,000	2,868
Derwent London, REIT (GBP)	183,467	6,308
Douglas Emmett, REIT	923,100	21,508
Great Portland Estates, REIT (GBP)	707,015	5,648
Highwoods Properties, REIT	300,500	10,052
Kilroy Realty, REIT	398,200	18,863

SL Green Realty, REIT	367,800	28,192
		150,899
Real Estate Development 0.3%		
China Resources Land (HKD)	2,908,000	8,015
		8,015
Real Estate Operating Companies 1.8%		
Aliansce Shopping Centers (BRL)	332,300	4,006
BR Malls Participacoes (BRL)	268,800	3,561
CapitaMalls Asia (SGD)	3,046,000	4,900
Global Logistic Properties (SGD)	1,878,000	4,318
Hongkong Land Holdings	1,346,000	9,466
Hufvudstaden, A Shares (SEK)	580,182	7,359
Hysan Development (HKD)	1,088,000	5,269
Iguatemi Empresa de Shopping Centers (BRL)	165,000	2,202
PSP Swiss Property (CHF)	114,412	10,858
		51,939
Residential Real Estate Investment Trusts (REITs) 5.8%		
American Campus Communities, REIT	218,000	10,056
AvalonBay Communities, REIT	311,200	42,196
BRE Properties, Class A, REIT	439,300	22,330
Camden Property Trust, REIT	256,200	17,475
Equity Residential, REIT	689,300	39,063
Essex Property Trust, REIT	158,500	23,244
Nippon Accommodations Fund, REIT (JPY)	1,313	9,097
Post Properties, REIT	94,000	4,695
		168,156
Retail Real Estate Investment Trusts (REITs) 12.9%		
Acadia Realty Trust, REIT	143,600	3,601
Capital Shopping Centres, REIT (GBP)	799,264	4,497
Capitamall Trust, REIT (SGD)	5,249,000	9,197
CBL & Associates Properties, REIT	428,000	9,078

CFS Retail Property, REIT (AUD)	4,736,038	9,490
Charter Hall Retail, REIT (AUD)	2,300,620	9,022
Equity One, REIT	204,600	4,299
Eurocommercial Properties, REIT (EUR)	93,451	3,729
Federal Realty Investment Trust, REIT	293,100	30,488
Frontier Real Estate Investment, REIT (JPY)	495	4,315
General Growth Properties, REIT	1,564,686	31,059
Hammerson, REIT (GBP)	794,204	6,399
Kimco Realty, REIT	1,224,200	23,651
Land Securities, REIT (GBP)	328,520	4,441
Macerich Company, REIT	562,900	32,817
Primaris Retail Real Estate Investment Trust, REIT (CAD)	540,900	14,628
Regency Centers, REIT	489,300	23,056
Saul Centers, REIT	67,400	2,884
Simon Property Group, REIT	567,600	89,732
Taubman Centers, REIT	194,200	15,287
Unibail-Rodamco, REIT (EUR)	59,037	14,453
Weingarten Realty Investors, REIT	405,900	10,866
Westfield Group, REIT (AUD)	574,532	6,340
Westfield Retail Trust, REIT (AUD)	4,380,040	13,785
		377,114
Specialized Real Estate Investment Trusts (REITs) 3.6%		
American Tower, REIT	42,700	3,299
Healthcare Realty Trust, REIT	567,800	13,633
Host Hotels & Resorts, REIT	829,100	12,992
Pebblebrook Hotel Trust, REIT	227,600	5,258
Plum Creek Timber, REIT	350,800	15,565
Public Storage, REIT	309,800	44,909
Weyerhaeuser, REIT	304,000	8,457
		104,113
Total Financials		1,081,504

INDUSTRIALS & BUSINESS SERVICES 2.9%

Air Freight & Logistics 0.0%		
Toll Holdings (AUD)	129,172	618
		618
Airport Services 0.2%		
Aiports of Thailand (THB)	56,800	181
Fraport (EUR)	33,469	1,949
GMR Infrastructure (INR) (1)	2,347,757	836
Malaysia Airports Holdings (MYR)	774,100	1,320
		4,286
Construction & Engineering 0.7%		
IRB Infrastructure Developers (INR)	413,787	980
Quanta Services (1)	526,800	14,376
Vinci (EUR)	81,460	3,877
		19,233
Construction & Farm Machinery & Heavy Trucks 0.1%		
Joy Global	63,400	4,044
		4,044
Diversified Support Services 0.0%		
KEPCO Plant Service & Engineering (KRW) (1)	15,619	890
		890
Electrical Components & Equipment 0.0%		
Crompton Greaves (INR)	216,547	460
		460
Environmental & Facilities Services 0.1%		
Clean Harbors (1)	17,000	935
Waste Connections	38,200	1,291
		2,226

Heavy Electrical Equipment 0.3%		
ABB (CHF)	61,938	1,286
Babcock & Wilcox	325,520	8,529
		9,815
Highways & Railtracks 0.3%		
Abertis Infraestructuras (EUR)	106,140	1,769
Atlantia (EUR)	46,657	846
CCR (BRL)	202,500	1,920
Globaltrans Investment, GDR	78,284	1,309
OHL Mexico (MXN) (1)	722,600	1,586
Sichuan Expressway, H Shares (HKD)	3,126,000	1,139
Zhejiang Expressway, H Shares (HKD)	1,208,000	963
		9,532
Industrial Conglomerates 0.3%		
Jaiprakash Associates (INR)	715,625	1,290
McDermott International (1)	628,500	6,926
SembCorp Industries (SGD)	146,000	636
		8,852
Marine Ports & Services 0.2%		
Adani Ports & Special Economic Zone (INR)	547,328	1,351
China Merchants Holdings International (HKD)	624,000	2,032
DP World	126,565	1,481
Hutchison Port Holdings Trust, Equity Units	1,100,000	876
Koninklijke Vopak (EUR)	18,654	1,315
		7,055
Railroads 0.4%		
Asciano (AUD)	301,835	1,475
Canadian Pacific Railway (CAD)	7,600	771
Central Japan Railway (JPY)	24,900	2,020
Container Corporation of India (INR)	32,016	536
CSX	79,800	1,574

East Japan Railway (JPY)	30,700	1,985
Union Pacific	20,600	2,590
		10,951
Trading Companies & Distributors 0.3%		
Mills Estruturas e Servicos de Engenharia (BRL)	21,500	358
Mitsui (JPY)	455,000	6,807
		7,165
Total Industrials & Business Services		85,127
MATERIALS 35.2%		
Aluminum 0.3%		
Alumina (AUD)	7,873,011	7,613
		7,613
Commodity Chemicals 0.5%		
Lyondellbasell Industries, Class A	171,000	9,762
Orica (AUD)	230,897	6,072
		15,834
Construction Materials 0.3%		
Martin Marietta Materials	95,800	9,032
		9,032
Diversified Metals & Mining 15.0%		
African Rainbow Minerals (ZAR)	209,482	4,787
AMCOL International	107,300	3,292
Anglo American (GBP)	1,004,217	32,056
BHP Billiton (GBP)	1,409,271	49,521
BHP Billiton Limited(AUD)	2,470,858	96,495
Compass Minerals	33,800	2,525
First Quantum Minerals (CAD)	386,600	8,515
Freeport-McMoRan Copper & Gold	811,300	27,746
Glencore International (GBP)	1,904,100	11,096

Iluka Resources (AUD)	824,790	7,993
Jiangxi Copper, H Shares (HKD)	1,008,000	2,703
MMC Norilsk Nickel, ADR	412,251	7,704
Mongolian Mining (HKD) (1)	6,917,500	3,431
PanAust (AUD)	2,289,266	8,106
Rio Tinto (GBP)	897,221	52,283
Rio Tinto Limited(AUD)	283,024	19,700
Southern Copper	162,244	6,143
Sumitomo Metal Mining (JPY)	721,000	10,174
Teck Resources, Class B (CAD)	225,400	8,192
Turquoise Hill Resources (1)	261,920	1,993
Vale, ADR	1,695,800	35,544
Vedanta Resources (GBP)	344,773	6,738
Walter Energy	62,900	2,257
Western Areas (AUD)	797,436	3,778
Xstrata (GBP)	1,342,374	23,876
		436,648
Fertilizers & Agricultural Chemicals 1.1%		
Israel Chemicals (ILS)	69,663	840
Mosaic	58,400	3,307
Potash Corporation of Saskatchewan	462,500	18,819
Sociedad Quimica y Minera de Chile, ADR	136,400	7,862
		30,828
Forest Products 0.1%		
Louisiana Pacific (1)	212,400	4,104
		4,104
Gold 9.0%		
Agnico-Eagle Mines	289,942	15,210
AuRico Gold (CAD) (1)	698,600	5,752
Barrick Gold	1,197,486	41,924
Centamin (GBP) (1)	6,718,230	4,320
Centerra Gold (CAD)	585,400	5,479

Eldorado Gold	879,300	11,325
Eldorado Gold (CAD)	1,612,777	20,754
Franco-Nevada (CAD)	468,152	26,723
Goldcorp, Class A	884,337	32,455
IAMGOLD	1,540,635	17,671
New Gold (CAD) (1)	679,624	7,523
Newcrest Mining (AUD)	911,182	21,273
Newmont Mining	582,144	27,035
Premier Royalty (CAD) (1)	2,599,213	5,331
Premier Royalty, Warrants, 12/6/16, Acquisition Date: 7/6/12 Acquisition Cost $361 (CAD) (1)(2)	630,229	554
Sandstorm Gold (CAD) (1)	905,517	10,651
Zijin Mining Group, H Shares (HKD)	21,396,000	8,629
		262,609
Industrial Gases 0.7%		
Air Products & Chemicals	75,900	6,377
Praxair	121,900	13,342
		19,719
Metal & Glass Containers 0.5%		
Crown Cork & Seal (1)	170,400	6,273
Owens-Illinois (1)	389,900	8,293
		14,566
Paper Products 0.3%		
International Paper	232,300	9,255
		9,255
Precious Metals & Minerals 3.6%		
Eastern Platinum (CAD) (1)	17,628,500	2,924
Fresnillo (GBP)	862,415	26,760
Harry Winston Diamond (CAD) (1)	471,100	6,621
Impala Platinum (ZAR)	857,440	17,313
Industrias Penoles (MXN)	101,963	5,143

Petra Diamonds (GBP) (1)	5,668,084	10,293
Platinum Group Metals (CAD) (1)	9,246,900	7,530
Polymetal International (GBP)	538,297	10,545
Stillwater Mining (1)	765,860	9,788
Tahoe Resources (CAD) (1)	386,153	7,066
		103,983
Specialty Chemicals 0.3%		
Celanese, Series A	199,500	8,884
		8,884
Steel 3.5%		
Angang Steel, H Shares (HKD) (1)	2,712,000	2,060
ArcelorMittal (EUR)	595,885	10,315
Carpenter Technology	114,900	5,932
Haynes International	118,539	6,149
Hitachi Metals (JPY)	870,000	7,357
Hyundai Steel (KRW) (1)	164,771	13,619
Jindal Steel & Power (INR)	795,957	6,523
NMDC (INR)	1,232,410	3,724
Novolipetsk Steel, GDR	222,388	4,594
Nucor	396,900	17,138
SSAB (SEK)	483,184	4,261
Steel Dynamics	417,200	5,728
Tung Ho Steel Enterprise (TWD)	3,588,000	3,682
U.S. Steel	46,600	1,112
Usinas Siderurgicas de Minas (BRL)	1,279,300	8,900
		101,094
Total Materials		1,024,169
TELECOMMUNICATION SERVICES 0.2%		
Wireless Telecommunication Services 0.2%		
Crown Castle International (1)	39,300	2,836

Sarana Menara Nusantara (IDR) (1)	731,000	1,722
Total Telecommunication Services		4,558

UTILITIES 4.1%

Electric Utilities 1.0%

American Electric Power	70,500	3,009
Cheung Kong Infrastructure (HKD)	342,000	2,101
Enel (EUR)	593,708	2,470
Energias do Brasil (BRL)	268,700	1,652
Entergy	100,300	6,394
Exelon	60,200	1,790
FirstEnergy	59,900	2,501
OGE Energy	20,300	1,143
PNM Resources	17,000	349
PPL	86,500	2,477
Tenaga Nasional (MYR)	258,500	587
Terna (EUR)	375,959	1,506
Transmissora Alianca de Energia Electrica, Equity Units (BRL)	124,200	1,323
UNS Energy	23,300	988
		28,290

Gas Utilities 0.2%

APA Group (AUD)	192,448	1,111
Chesapeake Utilities	15,602	708
ENN Energy Holdings (HKD)	342,000	1,495
Gail India (INR)	58,357	382
Tokyo Gas (JPY)	164,000	750
		4,446

Independent Power Producers & Energy Traders 1.5%

Adani Power (INR) (1)	1,055,704	1,203
AES	971,900	10,399
Calpine (1)	827,800	15,008
China Longyuan Power, H Shares (HKD)	2,767,400	1,944

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/12	12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 38,436	$ 25,905
Net realized loss	(138,791)	(23,968)
Change in net unrealized gain (loss)	383,711	(317,014)
Increase (decrease) in net assets from operations	283,356	(315,077)
Distributions to shareholders		
Net investment income	(40,150)	(27,611)
Net realized gain	(28,043)	(15,146)
Tax return of capital	(8,288)	(2,829)
Decrease in net assets from distributions	(76,481)	(45,586)
Capital share transactions*		
Shares sold	518,236	1,260,333
Distributions reinvested	76,469	45,586
Shares redeemed	(273,732)	(135,752)
Redemption fees received	13	1
Increase in net assets from capital share transactions	320,986	1,170,168
Net Assets		
Increase during period	527,861	809,505
Beginning of period	2,382,086	1,572,581
End of period	**$ 2,909,947**	**$ 2,382,086**
Undistributed net investment income	1,790	1,280
*Share information		
Shares sold	47,290	108,969
Distributions reinvested	6,977	4,586
Shares redeemed	(24,886)	(11,023)
Increase in shares outstanding	29,381	102,532

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Real Assets Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on July 28, 2010. The fund seeks to provide long-term growth of capital.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $25,000 for the year ended December 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2012, the fund realized $14,768,000 of net gain on $77,900,000 of in-kind redemptions.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchases and/or sales commitments, pursuant to which it agrees to purchase or sell, respectively, the underlying security for a fixed unit price, with payment and delivery at a scheduled future date generally beyond the customary settlement period for such securities. When-issued refers to securities that have not yet been issued but will be issued in the future and may include new securities or securities obtained through a corporate action on a current holding. The fund normally purchases when-issued securities with the intention of taking possession but may enter into a separate agreement to sell the securities before the settlement date. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its when-issued commitments. Amounts realized on when-issued transactions are included with realized gain/loss on securities in the accompanying financial statements.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,323,413,000 and $1,053,511,000, respectively, for the year ended December 31, 2012.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind. Reclassifications between income and gain relate primarily to the character of dividends received from real estate investment trusts (REITs). For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. Certain dividends declared by REITs in December and paid the following January are recognized for tax purposes in the subsequent year (REIT income deferrals) but, for financial reporting purposes, are included in the fund’s dividend income on ex-date.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

The fund is also subject to a contractual expense limitation through April 30, 2013. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.10%. For a period of three years after the date of any reimbursement or waiver, the fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. At December 31, 2012, there were no amounts subject to repayment by the fund. For the year ended December 31, 2012, the fund operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $181,000 for Price Associates; $21,000 for T. Rowe Price Services, Inc and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc.. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2012, the fund was charged $122,000 for shareholder servicing costs related to the college savings plans, of which $90,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 4% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2012, the fund was allocated $133,000 of Spectrum Funds’ expenses and $4,496,000 of Retirement Funds’ expenses.

Of these amounts, $2,600,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2012, approximately 4% of the outstanding shares of the fund were held by the Spectrum Funds and 84% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Mutual funds and other accounts managed by T. Rowe Price and its affiliates (collectively, T. Rowe Price funds) may invest in the fund; however, no T. Rowe Price fund may invest for the purpose of exercising management or control over the fund. At December 31, 2012, approximately 7% of the fund’s outstanding shares were held by T. Rowe Price funds.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Real Assets Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Real Assets Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $30,266,000 from short-term capital gains.

For taxable non-corporate shareholders, $38,434,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $11,925,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2010	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2010	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2010
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2010	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2010
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2010	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2010	Inc. (1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2010	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2010	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Real Assets Fund	Principal Occupation(s)

E. Frederick Bair, CFA, CPA (1969)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Richard de los Reyes (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Jared S. Franz (1977)	Vice President, T. Rowe Price; formerly student,
Vice President	University of Illinois at Chicago (to 2008)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Stefan Hubrich, Ph.D., CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David M. Lee, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Wyatt A. Lee, CFA (1971)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Susanta Mazumdar (1968)	Vice President, Price Singapore and T. Rowe
Vice President	Price Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President and Secretary, T. Rowe Price,
T. Rowe Price Group, Inc., and T. Rowe Price
International; Vice President, Price Hong Kong
and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Real Assets Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013